UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2007

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-7885	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
	of Incorporation)	Identification No.)

7-A Gwynns Mill Court, Owings Mills, Maryland 21117
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2007, the Registrant and its wholly-owned subsidiary, USI Electric, Inc. (“USI Electric”), each entered into: (i) an Amended and Restated Factoring Agreement (the “CIT Factoring Agreement”) with The CIT Group/Commercial Services, Inc. (“CIT”); and (ii) an Amended and Restated Inventory Security Agreement (the “CIT Inventory Agreement”) with CIT. Simultaneously, the Registrant’s indirect majority owned Canadian subsidiary, International Conduits Ltd. (“Icon”), entered into a Credit Agreement (the “CIT Canada Credit Agreement”) with CIT Financial Ltd. (“CIT Canada”).

Under the terms of the CIT Factoring Agreement, the Registrant and USI Electric collectively may borrow, on a revolving basis, up to the lesser of (i) $10 million or (ii) the aggregate of the value of (a) 85% of the Registrant’s and USI Electric’s total accounts receivable purchased by CIT and (b) 50% of the Registrant’s and USI Electric’s total eligible inventory. The floating interest rate under the Factoring Agreement, on the uncollected factored accounts receivable and any additional borrowings is either 0.25% below the JPMorgan Chase Bank prime rate or 2.0% above LIBOR, at the Registrant’s option. The obligations of the Registrant and USI Electric under the CIT Factoring Agreement are secured by all of the assets of the Registrant and USI Electric, and are guaranteed by Icon and the Registrant’s wholly owned Canadian subsidiary (which owns a majority interest in Icon).

Under the terms of the CIT Canada Credit Agreement, Icon will borrow US$3 million as a three year term loan, and may borrow, on a revolving basis, up to the lesser of (i) US$7 million or (ii) the aggregate of the value of (a) 85% of Icon’s eligible accounts receivable and (b) 50% of Icon’s eligible inventory. The floating interest rate under the CIT Canada Credit Agreement is the Canadian prime rate. The obligations of Icon under the CIT Canada Credit Agreement are secured by all of the assets of Icon, and are guaranteed by the Registrant and USI Electric. The CIT Canada Credit Agreement expires on June 23, 2010.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.

10.1
Amended and Restated Factoring Agreement between the Registrant and The CIT Group/Commercial Services, Inc. (“CIT”), dated June 22, 2007 (substantially identical agreement entered into by the Registrant’s wholly-owned subsidiary, USI Electric, Inc.)

10.2
Amended and Restated Inventory Security Agreement between the Registrant and CIT, dated June 22, 2007 (substantially identical agreement entered into by the Registrant’s wholly-owned subsidiary, USI Electric, Inc.)

10.3	Credit Agreement between International Conduits Ltd. (“Icon”) and CIT Financial Ltd. (“CIT Canada”), dated June 22, 2007 (“CIT Canada Credit Agreement”)

10.4	General Security Agreement between CIT Canada and Icon, dated June 22, 2007, with respect to the obligations of Icon under the CIT Canada Credit Agreement

10.5	Guaranty made by the Registrant and USI Electric, Inc., in favor of CIT Canada, dated June 22, 2007, with respect to the obligations of Icon under the CIT Canada Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC. (Registrant)

Date: June 26, 2007	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President